EXHIBIT 10.1

                              AMENDED AND RESTATED
                                WARRANT AGREEMENT

                                     BETWEEN

                            CHAPARRAL RESOURCES, INC.

                                       AND

                              SHELL CAPITAL LIMITED

                           DATED AS OF APRIL 18, 2001
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                               TABLE OF CONTENTS

                                                                            Page

1.    DEFINITIONS............................................................. 1

2.    GRANT................................................................... 3

3.    WARRANT CERTIFICATES.................................................... 3

4.    REGISTRATION OF WARRANT................................................. 3

5.    EXERCISE OF WARRANT..................................................... 4

6.    ISSUANCE OF CERTIFICATES................................................ 4

7.    TRANSFER OF WARRANT..................................................... 4

8.    NOTICE OF EXPIRATION.................................................... 5

9.    REGISTRATION RIGHTS..................................................... 5

      9.1      RESTRICTIVE LEGENDS............................................ 5
      9.2      PIGGYBACK REGISTRATION......................................... 5
      9.3      DEMAND REGISTRATION............................................ 6
      9.4      COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.......... 7
      9.5      INDEMNIFICATION WITH RESPECT TO REGISTRATION................... 9

10.   OBLIGATIONS OF HOLDERS.................................................. 9

11.   ADJUSTMENTS TO COMMON STOCK EXERCISE PRICE AND NUMBER OF SECURITIES..... 9

      11.1     ADJUSTMENT FOR CHANGES IN COMMON STOCK.........................10
      11.2     ADJUSTMENT FOR CASH DIVIDENDS AND OTHER DISTRIBUTIONS..........11
      11.3     ADJUSTMENT FOR RIGHTS ISSUED TO ALL HOLDERS OF COMMON STOCK....12
      11.4     ADJUSTMENT FOR OTHER ISSUANCES OF COMMON STOCK OR RIGHTS.......14
      11.5     NO ADJUSTMENT..................................................15
      11.6     NOTICE OF ADJUSTMENT...........................................16
      11.7     MERGER OR CONSOLIDATION........................................16
      11.8     OTHER DILUTIVE EVENTS..........................................16

12.   EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES........................17

13.   LIMITATION OF FRACTIONAL INTERESTS......................................17

14.   RESERVATION AND LISTING OF SECURITIES...................................17

15.   NOTICES TO WARRANT HOLDERS..............................................18

16.   NOTICES.................................................................18

17.   SUPPLEMENTS; AMENDMENTS; ENTIRE AGREEMENT...............................18

18.   SUCCESSORS..............................................................19

19.   GOVERNING LAW...........................................................19

20.   SEVERABILITY............................................................19

21.   CAPTIONS................................................................19

22.   BENEFITS OF THIS AGREEMENT..............................................19

23.   COUNTERPARTS............................................................19

     AMENDED AND RESTATED WARRANT AGREEMENT (this "Agreement"), dated as of April 18, 2001, between CHAPARRAL RESOURCES, INC., a Delaware corporation (the "Company"), and SHELL CAPITAL LIMITED a company organised and existing under the laws of England (the "Purchaser") and its assignees or designees (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, the Company has entered into a Loan Agreement, dated November 1, 1999 (the "Loan Agreement"), between the Company, Central Asian Petroleum (Guernsey) Limited, Central Asian Petroleum, Inc. and Closed Type JSC Karakudukmunay, as the Co-Obligors, Shell Capital Limited as the Facility Agent, Shell Capital Services Limited as the Arranger, Shell as the Modeller and the Lenders (each such term as defined in the Loan Agreement);

     WHEREAS, in order to induce Shell to enter into the Loan Agreement, the Company, on February 8, 2000, issued warrants (the "Warrants") to purchase shares of common stock, par value $.0001 per share, of the Company;

     WHEREAS, in connection with a financial restructuring of the Company, the Company and the Purchaser deemed it prudent and in their respective best interests to clarify certain terms and conditions of the Warrants ; and

     WHEREAS, this Agreement hereby amends and restates the Warrants to reflect the clarifications deemed necessary and appropriate by the Company and the Purchaser.

     NOW, THEREFORE, In consideration of the premises and the mutual agreements set forth in this Agreement, the parties hereto agree as follows:

1.   DEFINITIONS

"Commencement Date" means the earlier of

     (a) the Project Completion Date; and

     (b) September 30, 2001.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means

     (a) the class of stock designated as common stock in the certificate of incorporation of the Company as amended as of the date of this Agreement; or

     (b) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value.

"Common Stock Exercise Price" has the meaning provided in Section 2.

"Common Stock Exercise Price Premium" means the amount equal to 110% times the then current Common Stock Exercise Price per share of Common Stock on the date of determination.

"Employee Stock Options" means up to fifteen percent (15%) of the Common Stock of the Company issuable or issued in connection with incentive or non-qualified stock options or grants to directors, officers and consultants of the Company or the Co-Obligors (as defined in the Loan Agreement).

"Event of Default" has the meaning provided in the Loan Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Warrants" means the Warrants to acquire shares of the Company held by each of Allen & Company Incorporated and Whittier Ventures, L.L.C.

"Expiration Date" means the fifth anniversary of the Commencement Date.

"Holder(s)"  means the  Purchaser  (so long as it holds any  Warrants or Warrant
Shares) and any other registered holder(s) of any of the Warrants or Warrant Shares.

"Independent Financial Expert" means a nationally recognized appraiser or investment banking firm that does not (and whose affiliates do not) have a direct or indirect financial interest in the Company, the Holder (other than in its trading accounts or as a participating underwriter in an offering of securities) or any of the shareholders of the Company, that has not been, and at the time it is called upon to determine Market Price (or any of the other valuations referred to in Section 11), is not (and none of whose affiliates is) a promoter, director or officer of the Company or any of its affiliates or the Holder or an underwriter with respect to any of the securities of the Company, and that has not provided any advice or opinions to the Company during the two years prior to the date it is called upon to serve as Independent Financial Expert, except as an Independent Financial Expert pursuant to this Agreement.

"Loan Agreement" has the meaning provided in the first Whereas clause.

"Majority"  means in  excess  of  fifty  percent  (50%) of the then  outstanding
Warrants or Warrant Shares that (i) are not held by the Company or any of its affiliates, officers, creditors, employees, or agents or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction with any of them or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act.

"Market Price" means at any date, the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing sale price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, the OTC Electronic Bulletin Board, or as determined by an Independent Financial Expert selected by the Holders holding a Majority of the Warrants or Warrant Shares, and reasonably acceptable to the Company.

"NASDAQ" means The NASDAQ Stock Market Inc.

"Person" means an individual, a corporation, a limited liability company, a company, a voluntary association, a general partnership, a limited partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision of a government.

"Project Completion Date" has the meaning provided in the Loan Agreement.

"Requesting Holders" has the meaning provided in Section 9.3.

"Securities Act" means the Securities Act of 1933, as amended.

"Surrender" has the meaning provided in Section 5.

"Transfer Agent" has the meaning provided in Section 14.

"United States Dollars" means the national currency of the United States of America.

"Warrant Certificates" means the certificates evidencing the Warrants.

"Warrant Shares" means all the shares of Common Stock issuable or issued upon the exercise of the Warrants.

"Warrants" has the meaning provided in the second Whereas clause.

2.   GRANT.

     Subject to the terms of this Agreement, the Holder will have the right, which may be exercised at any time between the Commencement Date and the Expiration Date, to purchase up to 1,785,455 shares of Common Stock representing twelve and one-half percent (12.5%) of the issued Common Stock of the Company at the time of such purchase. The price at which the Warrants are exercisable (subject to adjustment as provided in Section 11) is $9.79 per share (the "Common Stock Exercise Price"). Each Warrant not exercised by 5:00 p.m., Houston time, on the Expiration Date will become void and all rights under and in respect of such Warrants under this Agreement will cease as of such time; provided that the occurrence of the Expiration Date will not relieve the Company of any obligation to the Holder which arose pursuant to the terms of this Agreement prior to such date.

3.   WARRANT CERTIFICATES.

     The Warrant Certificates delivered and to be delivered pursuant to this Agreement are in the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

4.   REGISTRATION OF WARRANT.

     The Warrants will be numbered and will be registered on the books of the Company when issued.

5.   EXERCISE OF WARRANT.

     A Warrant may be exercised, upon surrender to the Company at its address set forth on the signature pages of this Agreement, of the Warrant Certificate or Warrant Certificates to be exercised with the annexed Purchase Form duly executed, together with payment to the Company of the Common Stock Exercise Price for the number of shares of Common Stock purchased (collectively, the "Surrender"). The Holder will pay the aggregate Common Stock Exercise Price by wire transfer to an account designated by the Company. Upon the Surrender, the Holder will be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The rights represented by each Warrant Certificate are exercisable at the option of the Holder in whole or in part, provided that such exercise is in respect of at least five percent (5%) of the Warrant Shares. In the case of the purchase of less than all of the shares purchasable under any Warrant Certificate, the Company will cancel that Warrant Certificate upon its surrender and will execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock which may be purchased pursuant to that Warrant Certificate.

6.   ISSUANCE OF CERTIFICATES.

     The issuance of certificates for Common Stock underlying each Warrant will be made (and in any event within ten (10) business days) after the exercise of the Warrant without charge to the Holder including, without limitation, any tax or other governmental charges (including all documentary stamp taxes, but excluding income taxes payable by a Holder) which may be payable in respect of the issuance of such certificates, and such certificates will (subject to the provisions of Sections 7 and 9) be issued in the name of, or in such names as may be directed by, the Holder; provided that the Company will not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company will not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance of such certificates has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Common Stock issued upon exercise of the Warrants must be executed on behalf of the Company by the manual or facsimile signature of a duly authorized officer of the Company. Warrant Certificates will be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. The Company and the Purchaser hereby acknowledge and agree that upon delivery of Warrant Certificate No. 2, Warrant Certificate No. 1 shall become null and void.

7.   TRANSFER OF WARRANT.

     The Warrants are transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery of the Warrant Certificate duly endorsed by the Holder or by its duly authorized attorney-in-fact or representative accompanied by proper evidence of succession, assignment or authority to transfer; provided, however, that the Purchaser may only transfer Warrants to affiliates of such Purchaser or any successor thereof. Upon any registration of transfer, the Company will execute and deliver the new Warrant Certificate to the person entitled to it.

8.   NOTICE OF EXPIRATION.

     The Company will, upon request of any Holder as reflected in the books and records of the Company, give written notice of the Expiration Date. Such notice must be delivered not less than ten (10) days after such request is made.

9.   REGISTRATION RIGHTS.

     Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or its effectiveness.

9.1  RESTRICTIVE LEGENDS.

     Each Warrant Certificate and each certificate representing the Warrant Shares will bear the following legend unless (a) such Warrant or Warrant Shares are distributed to the public or sold to underwriters for distribution to the public pursuant to this Section 9 or otherwise pursuant to a registration statement filed under the Securities Act, or (b) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR OR SUCCESSOR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE AMENDED AND RESTATED WARRANT AGREEMENT BETWEEN CHAPARRAL RESOURCES, INC. AND SHELL CAPITAL LIMITED DATED AS OF APRIL 18, 2001, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME.

9.2  PIGGYBACK REGISTRATION.

     If the Company proposes to register any of its securities under the Securities Act, it will give written notice, at least thirty (30) days prior to the filing of a registration statement pursuant to the Securities Act, to the Holders of its intention to do so. If the Holders notify the Company within ten
(10) business days of receipt of any such notice of their desire to include any of their Warrants and Warrant Shares in such proposed registration statement, the Company shall afford the opportunity to have any of their Warrants and Warrant Shares registered under such registration statement. In the event that the managing underwriter for the said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration

          (a) FIRST, the securities the Company proposes to sell; and

          (b) SECOND, the Warrants, Warrant Shares and other securities of the Company requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the holders on the basis of the number of Warrants, Warrant Shares or other securities requested to be registered by such holders.

     Notwithstanding the provisions of this Section 9.2, the Company shall have the right at any time after it has given written notice pursuant to this Section
9.2 (irrespective of whether a written request for inclusion of any such securities has been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

9.3  DEMAND REGISTRATION.

     (a) The Holders representing a Majority of the Warrants and Warrant Shares shall have the right (which right is in addition to the registration rights under Section 9.2), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale by such Holders and any other Holders who notify the Company within fifteen (15) days after the Company mails notice of such request pursuant to Section 9.3(b) (collectively, the "Requesting Holders") of their Warrants and Warrant Shares for the earlier of (i) six (6) consecutive months or
(ii) until the sale of all of the Warrants and Warrant Shares requested to be registered by the Requesting Holders. Registration and all costs incidental to such registration shall be at the expense of the Company.

     (b) The Company shall give written notice of any registration request under this Section 9.3 by any Holder or Holders representing a Majority of the Warrants and Warrant Shares to all other Holders of the Warrants and the Warrant Shares within ten (10) days from the date of the receipt of any such registration request.

     (c) In addition to the registration rights under Section 9.2 and subsection
(a) of this Section 9.3, the Holders of a Majority of the Warrants and Warrant Shares shall have the right on one occasion, exercisable by written request to the Company, to have the Company prepare and file with the Commission a registration statement so as to permit a public offering and sale by such Holders of their Warrants and Warrant Shares for the earlier of (i) six (6) consecutive months or (ii) until the sale of all of the Warrant Shares requested to be registered by such Holders; provided, however, registration and all costs incidental to such registration shall be shared equally between the Holder or Holders making such request and the Company. If the Holders have exercised their rights under Section 9.3(a) then the Holders may not exercise their rights under this Section 9.3(c) for a period of six (6) months following the effective date of any registration statement filed pursuant to Section 9.3(a).

     (d) In addition to the registration rights under Section 9.2 and subsections (a) and of this Section 9.3, the Holders of a Majority of the Warrants and Warrant Shares shall have the right on one occasion, exercisable by written request to the Company, to have the Company prepare and file with the Commission a registration statement so as to permit a public offering and sale by such Holders of their Warrants and Warrant Shares for the earlier of (i) six
(6) consecutive months or (ii) until the sale of all of the Warrant Shares requested to be registered by such Holders; provided, however, registration and all costs incidental to such registration shall be at the expense of the Holder or Holders making such request. If the Holders have exercised their rights under
Section 9.3(a) or Section 9.3(c) then the Holders may not exercise their rights under this Section 9.3(d) for a period of six (6) months following the effective date of any registration statement filed pursuant to Section 9.3(a) or 9.3(c).

     (e) Notwithstanding anything to the contrary contained in this Agreement, if the Company has not filed a registration statement for the Warrants and Warrant Shares within the time period specified in Section 9.4(a) pursuant to the written notice specified in Section 9.3(a), 9.3(c) or 9.3(d) of the Holders of a Majority of the Warrants and Warrant Shares, the Company shall repurchase
(i) any and all Warrant Shares at the higher of the Market Price per share of Common Stock on (A) the date of the notice sent pursuant to Section 9.3(a), 9.3(c) or 9.3(d), as the case may be, or (B) the expiration of the period specified in Section 9.4(a) and (ii) any and all Warrants at such Market Price less the Common Stock Exercise Price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 9.4(a) or (ii) the delivery of the written notice of election specified in this Section 9.3(e).

9.4  COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.

     In connection with any registration under Sections 9.2 or 9.3, the Company will:

          (a) use its best efforts to file a registration statement within sixty
     (60) days of receipt of any demand pursuant to Section 9.3, and to have any registration statements declared effective at the earliest possible time, and will furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested;

          (b) pay all reasonable costs, fees and expenses (excluding: (i) fees and expenses of Holder(s); and (ii) any underwriting or selling commissions) in connection with all registration statements filed pursuant to Sections 9.2, 9.3(a) and to the extent provided in 9.3(c), including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses;

          (c) take all action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction;

          (d) indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement;

          (e) not permit the inclusion of any securities other than the Warrants and Warrant Shares to be included in any registration statement filed pursuant to Section 9.3, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement filed pursuant to Section 9.3, without the prior written consent of the Holders of a Majority of Warrants and Warrant Shares or as otherwise required by the terms of any existing registration rights granted prior to the date of this Agreement by the Company to the holders of any of the Company's securities;

          (f) furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an under-written public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in which case covering substantially the same matters with respect to such registration statement (and the prospectus included in the registration statement) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities;

          (g)  as  soon  as   practicable   after  the  effective  date  of  the
     registration statement, and in any event within fifteen (15) months thereafter, make generally available to its security holders an earnings statement (within the meaning of Rule 158 under the Securities Act)(which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement, and

          (h) shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Shares requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

9.5  INDEMNIFICATION WITH RESPECT TO REGISTRATION.

     The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, will severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

10.  OBLIGATIONS OF HOLDERS.

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 9 that the Holders of the Warrant Shares to be sold pursuant to a registration statement will:

          (a) furnish to the Company such information regarding themselves, the Warrant Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may be necessary to effect the registration of their Warrant Shares, and

          (b) notify the Company, at any time when a prospectus relating to the Warrant Shares covered by a registration statement is required to be delivered under the Securities Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

11.  ADJUSTMENTS TO COMMON STOCK EXERCISE PRICE AND NUMBER OF SECURITIES.

     The Common Stock Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of the Warrants will be subject to adjustment from time to time only upon the happening of the following events:

11.1 ADJUSTMENT FOR CHANGES IN COMMON STOCK.

     (a) (i) If at any time or from time to time the Company:

          (A) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock or other capital stock or equity interests of the Company;

          (B) subdivides any of its outstanding shares of Common Stock into a larger number of shares of Common Stock;

          (C) combines any of its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

          (D) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock,

then

     (ii) the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event will be adjusted to a number determined by:

          (A) multiplying the number of shares of Common Stock that such Holder would have owned or have been entitled to receive upon exercise had such Warrants been exercised immediately prior to the happening of the events described in paragraphs (i)(A)-(i)(D) above (or, in the case of a dividend or distribution of Common Stock or other shares of the Company's capital stock, immediately prior to the record date therefor); by

          (B) a fraction:

               (I) the numerator of which will be the total number of shares of Common Stock outstanding immediately after the happening of the events described in paragraphs (i)(A)-(i)(D) above; and

               (II) the denominator of which will be the total number of shares of Common Stock outstanding immediately prior to the happening of the events described in paragraphs (i)(A)-(i)(D) above.

     (b) The Common Stock Exercise Price for each Warrant will be adjusted to a number determined by dividing the Common Stock Exercise Price immediately prior to such event by the fraction described in Section 11.1(a)(ii)(B).

     (c) An adjustment made pursuant to this Section 11.1 will become effective immediately after the effective date of such event, retroactive to the record date for such event in the case of a dividend or distribution in shares of Common Stock or other shares of the Company's capital stock.

11.2 ADJUSTMENT FOR CASH DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) (i) if at any time or from time to time, the Company distributes to all holders of Common Stock:

          (A) any dividend or other distribution of cash, evidences of its indebtedness, or any other assets, properties or debt securities; or

          (B) any options, warrants or other rights to subscribe for or purchase any additional shares of Common Stock (other than, in each case, (x) any rights, options, warrants or securities described in Section 11.3 and (y) any cash dividends or other cash distributions from current or retained earnings), then

     (ii) the number of shares of Common Stock issuable upon the exercise of each Warrant will be increased to a number determined by:

          (A) multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution; by

          (B) a fraction:

               (I) the numerator of which will be the current Market Price per share of Common Stock on the record date for such dividend or distribution; and

               (II) the denominator of which will be such current Market Price per share of Common Stock on the record date for such dividend or distribution less the sum of

                    (X) the  amount of cash,  if any,  distributed  per share of
               Common Stock; and

                    (Y) the  fair  value  (as  determined  in good  faith by the
               Board, whose determination shall be evidenced by a board resolution, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock, consisting of evidences of indebtedness, shares of stock, securities, other assets or property, warrants, options or subscription or purchase rights;

     (b) The Common Stock Exercise Price will be adjusted to a number determined by dividing the Common Stock Exercise Price immediately prior to such record date by the such fraction described in Section 11.2(a)(ii)(B). Such adjustments will be made whenever any distribution is made and will become effective as of the date of distribution, retroactive to the record date for any such distribution; provided that the Company is not required to make an adjustment pursuant to this Section 11.2 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable).

     (c) In the event that Holders of a Majority of the Warrants and Warrant Shares disagree with the Company's determination of the fair value of any evidences of indebtedness shares of stock, securities, other assets or property pursuant to this Section 11.2, then such fair value shall be determined by an Independent Financial Expert selected by the Holders of a Majority of the Warrants and Warrant Shares, and reasonably acceptable to the Company. The Holders and the Company will share equally the costs of the Independent Financial Expert.

     (d) No adjustment will be made pursuant to this Section 11.2 which has the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Common Stock Exercise Price

11.3 ADJUSTMENT FOR RIGHTS ISSUED TO ALL HOLDERS OF COMMON STOCK.

     (a) (i) If at any time or from time to time the Company issues to all holders of Common Stock:

          (A) any charge, rights, options or warrants entitling the holders of such rights, options or warrants to subscribe for additional shares of Common Stock at a price per share that is equal to or greater at the record date for such issuance than the then current Market Price per share of Common Stock, but less than the Common Stock Exercise Price Premium as determined on such date; or

          (B) securities convertible into or exchangeable or exercisable for additional shares of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share at the record date for such issuance that is (x) equal to or greater than the then current Market Price per share of Common Stock on such date, and (y) less than the Common Stock Exercise Price Premium as determined on such date, then

     (ii) the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by:

          (A) multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by

          (B) a fraction:

               (I) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock subscribed for or purchased or into or for which such subscribed for or purchased securities are convertible, exchangeable or exercisable; and

               (II) the denominator of which will be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities; and

     (iii) no adjustment will be made to the Common Stock Exercise Price.

     (b) (i) If at any time or from time to time the Company issues to all holders of Common Stock:

          (A) any charge, rights, options or warrants entitling the holders of such rights, options or warrants to subscribe for additional shares of Common Stock at a price per share that is lower at the record date for such issuance than the then current Market Price per share of Common Stock and less than the Common Stock Exercise Price Premium as determined on such date; or

          (B) securities convertible into or exchangeable or exercisable for additional shares of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share at the record date for such issuance that is (x) less than the then current Market Price per share of Common Stock on such date and (y) less than the Common Stock Exercise Price Premium as determined on such date, then

     (ii) the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by the fraction described in Section 11.3(a)(ii)(B); and

     (iii) the Common Stock Exercise Price shall be adjusted to a number determined by dividing the Common Stock Exercise Price immediately prior to such date of issuance by a fraction:

          (A) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock subscribed for or purchased or into or for which such subscribed for or purchased securities are convertible, exchangeable or exercisable; and

          (B) the denominator of which will be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the then current Market Price per share of Common Stock.

     Such adjustment will be made immediately after such rights, options or warrants are issued and will become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities.

     (c) (i) If at any time or from time to time the Company issues to all holders of Common Stock:

          (A) any charge, rights, options or warrants entitling the holders of such rights, options or warrants to subscribe for additional shares of Common Stock at a price per share that is equal to or greater at the record date for such issuance than the Common Stock Exercise Price Premium on such date; or

          (B) securities convertible into or exchangeable or exercisable for additional shares of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that is equal to or greater at the record date for such issuance than the Common Stock Exercise Price Premium on such date, then

     (ii) no adjustment will be made to the number of shares of Common Stock issuable the number of shares of Common Stock issuable upon the exercise of each Warrant; and

     (iii) no adjustment will be made to the Common Stock Exercise Price.

     (d) No adjustment will be made pursuant to this Section 11.3 which has the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Common Stock Exercise Price.

11.4 ADJUSTMENT FOR OTHER ISSUANCES OF COMMON STOCK OR RIGHTS.

     (a) (i) Except for transactions by the Company contemplated by section 17.17(a)(ii), (iii), (iv) and (vi) of the Loan Agreement, the Employee Stock Options and the Excluded Warrants , if at any time or from time to time the Company issues:

          (A) shares of Common Stock (subject to the provisions below);

          (B) rights, options or warrants entitling the holder thereof to subscribe for shares of Common Stock (provided, however, that no adjustment shall be made upon the exercise of such rights, options or warrants); or

          (C) securities convertible into or exchangeable or exercisable for Common Stock (provided, however, that no adjustment shall be made upon the conversion, exchange or exercise of such securities (other than issuances specified in (A), (B) or (C) which are made as the result of anti-dilution adjustments in such securities)), in each case, at a price per share at the record date for such issuance that is (x) equal to or greater than the then current Market Price per share of Common Stock on such date, and (y) less than the Common Stock Exercise Price Premium as determined on such date, then

     (ii) the number of shares of Common Stock issuable upon the exercise of each Warrant will be increased to a number determined by:

          (A) multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant; by

          (B) a fraction:

               (I) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of additional shares of Common Stock subscribed for or purchased or into or for which such securities subscribed for or purchased that are issued are convertible, exchangeable or exercisable; and

               (II) the denominator of which will be the number of shares of Common Stock outstanding immediately prior to such sale or issuance; and

     (iii) no adjustment will be made to the Common Stock Exercise Price.

     (b) (i) Except for transactions by the Company contemplated by section 17.17(a)(ii), (iii), (iv) and (vi) of the Loan Agreement, the Employee Stock Options and the Excluded Warrants, if at any time or from time to time the Company issues securities of the type described in Section 11.4(a)(i)(A), (B) or
(C) at a price per share at the record date for such issuance that is (x) less than the then current Market Price per share of Common Stock on such date, and
(y) less than the Common Exercise Stock Price Premium as determined on such date,

then

     (ii) the number of shares of Common Stock issuable upon the exercise of each Warrant will be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by the fraction described in Section 11.4(a)(ii)(B); and

     (iii) the Common Stock Exercise Price will be adjusted to a number determined by dividing the Common Stock Exercise Price immediately prior to such date of issuance by a fraction:

          (A) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of additional shares of Common Stock subscribed for or purchased or into or for which such securities subscribed for or purchased that are issued are convertible, exchangeable or exercisable; and

          (B) the denominator of which will be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the total number of shares of Common Stock which the aggregate consideration received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities, if any) would purchase at the then current Market Price per share of Common Stock.

     Such adjustments shall be made whenever such rights, options or warrants or convertible securities are issued.

     (c) (i) Except for transactions by the Company contemplated by section 17.17(a)(ii), (iii), (iv) and (vi) of the Loan Agreement, the Employee Stock Options and the Excluded Warrants, if at any time or from time to time the Company issues securities of the type described in Section 11.4(a)(i)(A), (B) or
(C) at a price per share at the record date for such issuance that is equal to or greater than the Common Stock Exercise Price Premium as determined on such date,

then

     (ii) no adjustment will be made to the number of shares of Common Stock issuable upon the exercise of each Warrant; and

     (iii) no adjustment will be made to the Common Stock Exercise Price.

     (d) No adjustment will be made pursuant to this Section 11.4 which has the effect of decreasing the number of shares of Common Stock issuable upon exercise of each warrant or of increasing the Common Stock Exercise Price.

     (e) For purposes of this Section 11.4 only, any issuance of Common Stock, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, Common Stock, which issuance (or agreement to issue) is:

          (i) in exchange for or otherwise in connection with the acquisition of the property (excluding any such exchange exclusively for cash) of any Person; and

          (ii) at a price per share equal to the current Market Price at the time of signing a definitive agreement shall be deemed to have been made at a price per share equal to the current Market Price per share at the record date with respect to such issuance (the time of closing or consummation of such exchange or acquisition) if such definitive agreement is entered into within 90 days of the date of such agreement in principle.

11.5 NO ADJUSTMENT.

     No adjustment in the number of shares of Common Stock issuable upon the exercise of each Warrant shall be required under this Agreement unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Common Stock Exercise Price; provided, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-hundredth of a cent or to the nearest one-thousandth of a share, as the case may be.

11.6 NOTICE OF ADJUSTMENT

     Whenever the Common Stock Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as provided in this Agreement, the Company shall deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, including a description of the basis on which:

          (a) it determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights; and

          (b) the current Market Price of the Common Stock was determined, if either of such determinations were required), and specifying the Common Stock Exercise Price and the number of shares of Common Stock issuable upon exercise of Warrants after giving effect to such adjustment.

11.7 MERGER OR CONSOLIDATION.

     In case of any capital reorganization, other than in the cases referred to in Section 11.1 or 11.2, or any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being referred to as "Reorganizations"), the successor entity (if other than the Company) resulting from such Reorganization or the person purchasing such assets shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a Holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such Reorganization. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this
Section 11. This subsection shall similarly apply to successive Reorganizations.

11.8 OTHER DILUTIVE EVENTS.

     If any event occurs as to which the provisions of this Section 11 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the conversion rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such purchase rights as aforesaid; provided that no such adjustment will increase the Common Stock Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 11.

12.  EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

     Each Warrant Certificate is exchangeable, without expense, upon its surrender by the Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu of such Warrant Certificate.

13.  LIMITATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue fractional Warrant Shares upon exercise of the Warrants or distribute Warrant Certificates that evidence fractional Warrant Shares. In addition, in no event shall the Holder be required to make any payment of a fraction of a cent. In lieu of fractional Warrant Shares, there shall be paid to the holders of Warrant Certificates at the time the Warrants are exercised an amount in cash equal to the same fraction of the current Market Price per Warrant Share on the business day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments shall be made by check or by wire transfer to an account designated by such Holder. If any Holder surrenders for exercise more than one Warrant Certificate, the number of Warrant Shares deliverable to such Holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such Holder.

14.  RESERVATION AND LISTING OF SECURITIES.

     The Company will at all times reserve and keep available shares of Common Stock, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants. Every transfer agent ("Transfer Agent") for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be necessary for such purpose. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. Upon exercise of the Warrants and payment of the Common Stock Exercise Price, all shares of Common Stock upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. Upon exercise of the Warrants, the Company will use its best efforts to cause all shares of Common Stock issued in connection with such exercise to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and quoted on NASDAQ or the OT Electronic Bulletin Board.

15.  NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the Expiration
Date:

          (a) the Company takes a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or

          (b) a dissolution, liquidation or winding up of the Company, a consolidation or merger, or sale of all or substantially all of its property, assets and business as an entirety shall be proposed, the Company will give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or any proposed dissolution, liquidation, winding up, consolidation, merger or sale.

16.  NOTICES

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) if to a Holder, to the address of such Holder as shown on the books of the Company or to such other address as such Holder may designate by notice to the Company; or

          (b) if to the Company, to the address set forth on the signature pages to this Agreement or to such other address as the Company may designate by notice to the Holders.

17.  SUPPLEMENTS; AMENDMENTS; ENTIRE AGREEMENT

     (a) Any provisions of this Agreement or the Warrants may be amended or waived if, but only if, such amendment or waiver is in writing and signed by the Company and the Holders of a Majority of the Warrants and Warrant Shares.

     (b) This Agreement (including the Loan Agreement to the extent portions of it are referred to in this Agreement) constitutes the entire obligations of the parties to this Agreement and supersedes, any previous expressions of intent or understanding in respect of this transaction.

18.  SUCCESSORS.

     All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

19.  GOVERNING LAW.

     THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED UNDER THIS AGREEMENT IS GOVERNED BY NEW YORK LAW.

20.  SEVERABILITY.

     If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

21.  CAPTIONS.

     The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

22.  BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and any Holders.

23.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one agreement.

                     Remainder of page intentionally blank.

     IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                           CHAPARRAL RESOURCES, INC.

                                           By: /s/John G. McMillian
                                              ----------------------------------
                                              Name:  John G. McMillian
                                              Title: Director

                                           Address for Notices:

                                           Chaparral Resources, Inc.
                                           16945 Northchase Drive,
                                           Suite 1440
                                           Houston, TX 77060
                                           Attn: President
                                           Telephone: 281-877-7100
                                           Fax: 281-877-0989


                                           SHELL CAPITAL LIMITED

                                           By:/s/ Michael Treanor
                                              ----------------------------------
                                              Name:  Michael Treanor
                                              Title: Director

                                           Address for Notices:

                                           Shell Capital Limited
                                           Shell Centre
                                           London SE1 7NA
                                           England
                                           Attn: The Financial Controller
                                           Tel:
                                           Fax: 44-207-934-7058

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR OR SUCCESSOR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE AMENDED AND RESTATED WARRANT AGREEMENT (THE "WARRANT AGREEMENT") BETWEEN CHAPARRAL RESOURCES, INC. AND SHELL CAPITAL LIMITED DATED AS OF APRIL 18, 2001, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME.

                                  Warrant No. 2

                                  Issuable for
                        1,785,455 Shares of Common Stock

                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that Shell Capital Limited, or registered Assigns, is the Holder of Warrants and shall have the right, which may be exercised at any time between the Commencement Date and the Expiration Date, to purchase up to 1,785,455 shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"). The price at which the Warrant shall be exercisable shall be $9.79 per share (the "Common Stock Exercise Price").

     A Warrant may be exercised upon surrender of this Warrant Certificate and payment of the Common Stock Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement. Payment of the Common Stock Exercise Price shall be made by wire transfer to an account designated by the Company or by certified or official bank check payable to the order of the Company in United States Dollars.

     No Warrant may be exercised after 5:00 p.m., Houston time, on the Expiration Date, at which time all Warrants evidenced by this Certificate, unless exercised prior to that time, shall be void.


     The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is incorporated by reference in and made a part of this Warrant Certificate and is referred to for a description of the rights, limitation of rights, obligations, duties and immunities of the Company and the holders of the Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Common Stock Exercise Price and the type and number of the Company's securities issuable upon the occurrence of such events may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Common Stock Exercise Price and the number and type of securities issuable upon the exercise of the Warrant; provided that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair, the rights of the Holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of the Warrant evidenced by this Warrant Certificate shall be issued to the transferees in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant Certificate and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrant evidenced by this Warrant Certificate, the Company shall forthwith issue to the Holder a new Warrant Certificate representing such unexercised Warrant.

     The Company may deem and treat the Holder(s) of this Warrant Certificate as the absolute owner(s) of this Warrant Certificate(notwithstanding any notation of ownership or other writing made by anyone on this Warrant Certificate), for the purpose of any exercise of the Warrant, and of any distribution to the Holder(s) of this Warrant Certificate, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     This Warrant Certificate does not entitle any Holder to any of the rights of a shareholder of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of April 18, 2001.

                                                     CHAPARRAL RESOURCES, INC.

                                                    By: /s/John G. McMillian
                                                       -------------------------
                                                        Name: John G. McMillian
                                                        Title: Director

                                  PURCHASE FORM

     The undersigned irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock, and makes payment for such securities by wire transfer to an account designated by the Chaparral Resources, Inc. in the amount of $________________, all in accordance with the terms of Section 5 of the Amended and Restated Warrant Agreement between the Company and Shell Capital Limited dated as of April 18, 2001. The undersigned requests that a certificate for such securities be registered in the name of _______________ whose address is _______________________ and that such certificate to be delivered to ____________________ whose address is ______________________________, and if said number of shares shall not be all the shares purchasable under this Warrant Certificate, that a new Warrant Certificate for the balance of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned warrant Holder or his assignee as below indicated and delivered to the address stated below.

Dated:
      -----------------------------------------------

Signature:
          -------------------------------------------

                                 ASSIGNMENT FORM

                      (TO BE EXECUTED BY THE HOLDER IF SUCH
              HOLDER DESIRES TO TRANSFER THIS WARRANT CERTIFICATE.)

FOR VALUE RECEIVED .................... hereby sells, assigns and transfers unto

Name
    ----------------------------------------

Address
       -------------------------------------

     this Warrant  Certificate,  together with all right,  title and interest in
the   Warrant   and   does   hereby    irrevocably    constitute   and   appoint
 ..................., attorney, to transfer the within Warrant Certificate on the book of the within-named Company, with full power of substitution.

Dated:
      -----------------------------------------------

Signature:
          -------------------------------------------